PIMCO Funds

Supplement Dated February 10, 2017 to the

Statement of Additional Information

dated July 29, 2016, as supplemented (the “SAI”)

Effective immediately, the first paragraph of the “Distribution of Trust Shares—Purchases, Exchanges and Redemptions—Specified Benefit Plans and Other Retirement Accounts” section of the SAI is deleted in its entirety and replaced with the following:

The Funds make available services and documents for Individual Retirement Accounts (“IRAs”), including Roth IRAs, for which UMB Bank n.a. serves as trustee. The Funds make available services and prototype documents for Simplified Employee Pension Plans (“SEP”). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with UMB Bank n.a. as custodian.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_021017